SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: June 14, 2007 (June 11, 2007)
Fedders Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)
(908) 604-8686

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2007, Dr. Jitendra V. Singh advised Fedders Corporation (the “Company”) that he is resigning from the Board of Directors of the Company effective June 30, 2007 because he is anticipating accepting the position of Dean of one of the leading business schools in Asia.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Letter of Resignation from Dr. Jitendra V. Singh

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION
Dated: June 14, 2007	By:	/s/ Kent E. Hansen
		Name:	Kent E. Hansen
		Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Letter of Resignation from Dr. Jitendra V. Singh